Schedule A Series of the Trust

February 5, 2019

Name of Fund

Currency Funds

WisdomTree Bloomberg U.S. Dollar Bullish Fund

WisdomTree Chinese Yuan Strategy Fund

WisdomTree Emerging Currency Strategy Fund

WisdomTree Brazilian Real Strategy Fund

Fixed Income

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund

WisdomTree Yield Enhanced Global Aggregate Bond Fund

WisdomTree Fundamental U.S. Corporate Bond Fund

WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund

WisdomTree Fundamental U.S. High Yield Corporate Bond Fund

WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund

WisdomTree Emerging Markets Corporate Bond Fund

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Asia Local Debt Fund

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund

WisdomTree Negative Duration U.S. Aggregate Bond Fund

WisdomTree Interest Rate Hedged High Yield Bond Fund

WisdomTree Negative Duration High Yield Bond Fund

WisdomTree Floating Rate Treasury Fund

Domestic Funds

WisdomTree U.S. Total Dividend Fund

WisdomTree U.S. LargeCap Dividend Fund

WisdomTree U.S. MidCap Dividend Fund

WisdomTree U.S. SmallCap Dividend Fund

WisdomTree U.S. High Dividend Fund

WisdomTree U.S. Dividend ex-Financials Fund

WisdomTree U.S. Quality Dividend Growth Fund

WisdomTree U.S. SmallCap Quality Dividend Growth Fund

WisdomTree U.S. Quality Shareholder Yield Fund (f/k/a WisdomTree LargeCap Value Fund)

WisdomTree U.S. Total Earnings Fund

WisdomTree U.S. Earnings 500 Fund

WisdomTree U.S. MidCap Earnings Fund

WisdomTree U.S. SmallCap Earnings Fund

WisdomTree U.S. Multifactor Fund

International Funds

WisdomTree International Multifactor Fund

WisdomTree Emerging Markets Multifactor Fund

WisdomTree International Equity Fund

WisdomTree International LargeCap Dividend Fund

WisdomTree International MidCap Dividend Fund

WisdomTree International SmallCap Dividend Fund

WisdomTree International High Dividend Fund

WisdomTree International Dividend ex-Financials Fund

WisdomTree International Quality Dividend Growth Fund

WisdomTree Europe Quality Dividend Growth Fund

WisdomTree Europe Domestic Economy Fund

WisdomTree Europe SmallCap Dividend Fund

WisdomTree Japan SmallCap Dividend Fund

WisdomTree Australia Dividend Fund

WisdomTree Global High Dividend Fund

WisdomTree Global ex-U.S. Quality Dividend Growth Fund

WisdomTree Global SmallCap Dividend Fund

WisdomTree Global ex-U.S. Real Estate Fund

WisdomTree Asia Pacific ex-Japan Fund

WisdomTree Emerging Markets Dividend Fund

WisdomTree Emerging Markets High Dividend Fund

WisdomTree Emerging Markets SmallCap Dividend Fund

WisdomTree Emerging Markets Quality Dividend Growth Fund

WisdomTree Emerging Markets Consumer Growth Fund

WisdomTree India Earnings Fund

WisdomTree India ex-State-Owned Enterprises Fund

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund

WisdomTree China ex-State-Owned Enterprises Fund

WisdomTree ICBCCS S&P China 500 Fund

WisdomTree Middle East Dividend Fund

WisdomTree Europe Hedged Equity Fund

WisdomTree Europe Hedged SmallCap Equity Fund

WisdomTree Germany Hedged Equity Fund

WisdomTree International Hedged Quality Dividend Growth Fund

WisdomTree Global Hedged SmallCap Dividend Fund

WisdomTree Japan Hedged Equity Fund

WisdomTree Japan Hedged Quality Dividend Growth Fund

WisdomTree Japan Hedged SmallCap Equity Fund

WisdomTree Japan Hedged Financials Fund

WisdomTree Dynamic Currency Hedged International Equity Fund

WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund

WisdomTree Dynamic Currency Hedged Europe Equity Fund

WisdomTree Dynamic Currency Hedged Japan Equity Fund

Alternative Funds

WisdomTree Managed Futures Strategy Fund

WisdomTree CBOE S&P 500 PutWrite Strategy Fund

WisdomTree CBOE Russell 2000 PutWrite Strategy Fund

WisdomTree Continuous Commodity Index Fund

Asset Allocation

WisdomTree Balanced Income Fund

WisdomTree 90/60 U.S. Balanced Fund